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                                                                       EXHIBIT 4

             Number                                        Shares
             ------                                        ------
             CU                                            *XXX*
             ------                                        ------

THIS CERTIFICATE IS TRANSFERABLE                       CUSIP
   IN CLEVELAND, OHIO, OR IN                                ----------
       NEW YORK, NEW YORK                    SEE REVERSE FOR CERTAIN DEFINITIONS


             Incorporated under the Laws of the State of Delaware

                               PJ AMERICA, INC.

                                    [LOGO]

                 SEE REVERSE SIDE FOR RESTRICTIONS ON TRANSFER

      THIS CERTIFIES THAT ________________ is the owner of ________________ ( )
 fully paid and non-assessable shares of Common Stock, $0.01 par value per share, of PJ America, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless so countersigned and registered by the Transfer Agent and Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers of the Corporation.

 Dated

Countersigned and Registered:

 NATIONAL CITY BANK
 (Cleveland, Ohio)         Transfer Agent
                           and Registrar,
 By                                             Secretary          President
               Authorized Signature         (SEAL)



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                               PJ AMERICA, INC.
                   TERMS AND PROVISIONS OF AUTHORIZED STOCK

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF
OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to application laws or regulations:


TEN COM - as tenants in common      UNIF GIFT MIN ACT - ______ Custodian ______
TEN ENT - as tenants by the entireties                  (Cust)           (Minor)
JTTEN  -  as joint tenants with                         under Uniform Gifts to
          right of survivorship                         Minor Act
          and not as tenants in                         _______________________
          common                                               (State)


    Additional abbreviations may also be used though not in the above list.


For value received,_______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------

-------------------------------------

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee.

________________________________________________________________________________

________________________________________________________________________________

Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:____________________________


                                   ____________________________________________
                                   NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.



                                   _____________________________________________
                                   The signature should be guaranteed by an eligible guarantor institution pursuant to S.E.C. Rule 17Ad-15.